Exhibit 10.6

PLACEMENT AGENCY AGREEMENT

September 9, 2013

Gottbetter Capital Markets, LLC

Mr. Julio A. Marquez, President

488 Madison Avenue

12th Floor

New York, New York 10022

Re: Symbid Corp.

Dear Mr. Marquez:

This Placement Agency Agreement (“Agreement”) sets forth the terms upon which Gottbetter Capital Markets, LLC, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), (hereinafter referred to as the “Placement Agent” or “Markets”), shall be engaged by Hapykidz.Com, Inc., a publicly traded Nevada Corporation, (hereinafter referred to as the “Company”), to act as an exclusive Placement Agent in connection with the private placement (the “Offering”) of units (“Units”) of securities of the Company.  The Company will enter into a share exchange with Symbid Holding B.V. (“Symbid”), a privately held besloten vennootschap organized under the laws of The Netherlands and continue Symbid’s existing operations as the Company (the “Merger”).

The Offering will be made by the Placement Agent and selected dealers and consist of Units of the Company, with each Unit consisting of one (1) share of the Company’s Common Stock (the “Common Stock”) and a warrant to purchase one (1) share of Common Stock at an exercise price of $1.00 per full share for three (3) years (the “Investor Warrants”). The Offering Price for the Units will be Fifty Cents ($0.50) per Unit.  The Offering will consist of a minimum of Two Million Five Hundred Thousand Dollars ($2,500,000 USD) through the sale of Five Million (5,000,000) Units (the “Minimum Amount”) and a maximum of Three Million Five Hundred Thousand Dollars ($3,500,000 USD) through the sale of Seven Million (7,000,000) Units (the “Maximum Amount”).  In the event the Offering is oversubscribed, the Company, with the consent of Symbid, may sell up to an additional Five Hundred Thousand Dollars ($500,000 USD) through the sale of One Million (1,000,000) Units, (the “Over-allotment Option”).

The minimum subscription amount is Twenty Five Thousand United States Dollars ($25,000 USD); provided, however, that subscriptions in lesser amounts may be accepted upon the written consent of the Company and the Placement Agent. The Placement Agent shall accept subscriptions only from (i) persons or entities who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and (ii) persons or entities who are offered and purchase the Units in an Offshore Transaction (as such term is defined in Regulation S (“Regulation S”) as promulgated by the SEC under the Act) and who are not U.S. Persons (as such term is defined in Regulation S) and are not acting for the account or benefit of a person in the United States or a U.S. Person.  The Units will be offered until the earlier of the time that all Units offered in the Offering are sold or until September 30, 2013 (“Initial Offering Period”), which date may be extended by written agreement by the Company and the Placement Agent (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”).  The date on which the Offering is terminated shall be referred to as the “Termination Date.”

With respect to the Offering, the Company shall provide the Placement Agent, on terms set forth herein, the right to offer and sell all of the available Units being offered during the Offering Period (subject to prior sale of some of the Units). It is understood that no sale shall be regarded as effective unless and until accepted by the Company.  The Company may, in their sole discretion, accept or reject, in whole or in part, any prospective investment in the Units or allot to any prospective subscriber less than the number of Units that such subscriber desires to purchase.  Purchases of Units may be made by the Placement Agent and its officers, directors, employees and affiliates and by the officers, directors, employees and affiliates of the Company and Symbid for the Offering.  The placement of the Units by the Placement Agent will be made on a best efforts basis.

The Offering will be made by the Company pursuant to the Subscription Agreement and the Exhibits to the Subscription Agreement, including, but not limited to, and to the extent applicable, the Executive Summary, Risk Factors, Symbid Financials, Registration Rights Agreement, Warrant, and any documents, agreements, supplements and additions thereto (“Subscription Documents”), which at all times will be in form and substance reasonably acceptable to the Company and the Placement Agent and their respective counsel and contain such legends and other information as the Company and the Placement Agent and their respective counsel, may, from time to time, deem necessary and desirable to be set forth therein.

1.

Appointment of Placement Agent.  On the basis of the written and documented representations and warranties of the Company provided herein, and subject to the terms and conditions set forth herein, the Placement Agent is appointed as an exclusive Placement Agent of the Company during the Offering Period to assist the Company in finding qualified subscribers for the Offering.  The Placement Agent may sell Units through other broker-dealers who are FINRA members and may reallow all or a portion of the Brokers’ Fees (as defined in Section 3(a) below) it receives to such other broker-dealers or pay a finders or consultant fee as allowed by applicable law.  On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform its services hereunder diligently and in good faith and in a professional and businesslike manner and in compliance with applicable law and to use its best efforts to assist the Company in (A) finding subscribers of Units who either (i) qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D, or (ii) are offered and purchase the Units outside the United States in an Offshore Transaction (as such term is defined in Regulation S) and who are not U.S. Persons (as such term is defined in Regulation S) and are not acting for the account or benefit of a person in the United States or a U.S. Person and (B) completing the Offering.  The Placement Agent has no obligation to purchase any of the Units.  Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the Final Closing (as defined below).

2.

Representations, Warranties and Covenants.

A.

Representations, Warranties and Covenants of the Company.  Except as previously disclosed herein or in the Company’s SEC Filings (the “SEC Filings”), the representations and warranties of the Company contained in this Section 2A are true and correct as of the date of execution of this Agreement by the Company and the Company covenants as follows, as applicable.

(a)

The Subscription Documents have been and/or will be prepared by the Company, in conformity with all applicable laws, and in compliance with Regulation D, Regulation S and/or Section 4(2) of the Act and the requirements of all other rules and regulations (the “Regulations”) of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies the Company that the Units are to be offered and sold excluding any foreign jurisdictions.  The Units will be offered and sold pursuant to the registration exemption provided by Regulation D, Regulation S and/or Section 4(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies the Company that the Units are being offered for sale.  None of the Company, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D, Rule 903 of Regulation S and/or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it (including, without limitation, any Directed Selling Efforts (as such term is defined in Regulation S)).  None of the Company, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.  The Company has not, for a period of six months prior to the commencement of the offering of Units, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units pursuant to this Agreement, would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Units pursuant to this Agreement in the United States or to, by or for the benefit or account of, U.S. Persons, or would cause the exclusion from registration provided by Rule 903 of Regulation S to become unavailable for offers and sales of the Units pursuant to this Agreement outside the United States to non-U.S. Persons.

(b)

As to the Company, the Subscription Documents, as prepared and contemplated by the Company, will not and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof.  To the knowledge of the Company, none of the statements, documents, certificates or other items made, prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.  There is no fact which the Company has not disclosed in the Subscription Documents or which is not disclosed in the filings (the “SEC Filings”) that the Company makes with the US Securities and Exchange Commission (the “SEC”) and of which the Company is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of the Company or (ii) ability of the Company to perform its obligations under this Agreement (“Company Material Adverse Effect”).  Notwithstanding anything to the contrary herein, the Company makes no representation or warranty with respect to any estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans) that may have been delivered to the Placement Agent or its representatives, except that such estimates, projections and other forecasts and plans have been prepared in good faith on the basis of assumptions stated therein, which assumptions were believed to be reasonable at the time of such preparation.

(c)

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is qualified and in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by the Company or the property owned or leased by the Company requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Company Material Adverse Effect.  The Company has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Subscription Documents and/or the SEC Filings), has all the necessary and requisite documents and approvals from all state authorities, has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Subscription Agreement substantially in the form made part of the Subscription Documents (the “Subscription Agreement”), the Registration Rights Agreement substantially in the form made part of the Subscription Documents (the “Registration Rights Agreement”), and the other agreements, if any, contemplated hereby (this Agreement, Subscription Agreement, the Registration Rights Agreement and the other agreements contemplated hereby that the Company is required to execute and deliver are collectively referred to herein as the “Company Transaction Documents”) and subject to necessary Board and stockholder approvals, to issue, sell and deliver the Units, the shares of Common Stock underlying the Units, and the shares of Common Stock issuable upon exercise of the Investor Warrants (the “Warrant Shares”) and the Broker Warrants (as defined below) and to make the representations in this Agreement accurate and not misleading.  Prior to the First Closing, as defined herein, each of the Company Transaction Documents will have been duly authorized.  This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other Company Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(d)

None of the execution and delivery of or performance by the Company under this Agreement or any of the other Company Transaction Documents or the consummation of the transactions in this Agreement or in the Subscription Documents contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of the Company under any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, or any term of the Article of Incorporation (the “Articles of Incorporation”) or By-Laws (the “By-Laws”) of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets, except in the case of a conflict, violation, lien, charge or other encumbrance (except with respect to the Company’s Articles of Incorporation or By-Laws) which would not, or could not reasonably be expected to, have a Company Material Adverse Effect.

(e)

The Company’s financial statements, together with the related notes, if any, included in the Subscription Documents or the Company’s SEC Filings, present fairly, in all material respects, the financial position of the Company as of the dates specified and the results of operations for the periods covered thereby.  Such financial statements and related notes were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited financial statements omit full notes, and except for normal year end adjustments. If the financials for the Company are unaudited financial statements, it will state such clearly on the financials. During the period of engagement of the Company’s independent certified public accountants, there have been no disagreements between the accounting firm and the Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. The Company has made and kept books and records and accounts which are in reasonable detail and which fairly and accurately reflect the activities of the Company in all material respects, subject only to year-end adjustments.  Except as set forth in such financial statements or otherwise disclosed in the Subscription Documents, the Company’s senior management has no knowledge of any material liabilities of any kind, whether accrued, absolute or contingent, or otherwise, and subsequent to the date of the Subscription Documents and prior to the date of the First Closing it shall not enter into any material transactions or commitments without promptly thereafter notifying the Placement Agent in writing of any such material transaction or commitment.  The other financial and statistical information with respect to the Company and any pro forma information and related notes included in the SEC Filings present fairly the information shown therein on a basis consistent with the financial statements of the Company included in the SEC Filings.  Except as disclosed in the Subscription Documents, the Company does not know of any facts, circumstances or conditions which could materially adversely affect its operations, earnings or prospects that have not been fully disclosed in the financial statements appearing in the SEC Filings or other financial statements appearing in the SEC Filings or other documents or information provided by the Company.

(f)

Immediately prior to the First Closing, the shares of Common Stock underlying the Units and the Investor and Broker Warrants will have been duly authorized and, when issued and delivered against payment therefor as provided in the Company Transaction Documents, will be validly issued, fully paid and nonassessable.  No holder of any of the shares of Common Stock underlying the Units, the Investor Warrants and Broker Warrants will be subject to personal liability solely by reason of being such a holder, and except as described in the Subscription Documents, none of the shares of Common Stock underlying the Units, the Investor Warrants and Broker Warrants will be subject to preemptive or similar rights of any stockholder or security holder of the Company or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company.  Immediately prior to the First Closing, a sufficient number of authorized but unissued shares of Common Stock will have been reserved for issuance upon the exercise of the Investor Warrants and Broker Warrants.

(g)

Except as described in the Subscription Documents and/or the Company’s SEC Filings, and as of the date of the First Closing: (i) there will be no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company or to pay any dividend or make any other distribution in respect thereof; (ii) there will be no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no Units of the Company or other securities of the Company are reserved for issuance for any purpose; (iv) there will be no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company, including, without limitation, any preemptive rights, rights of first refusal, proxies or similar rights, and (v) no person prior to the execution of this Agreement by the Company holds a right to require the Company to register any securities of the Company under the Act or to participate in any such registration.  Immediately prior to the First Closing, the issued and outstanding shares of capital stock of the Company will conform in all material respects to all statements in relation thereto contained in the Company’s SEC Filings and the Company’s SEC Filings describe all material terms and conditions thereof.  All issuances by the Company of its securities have been issued pursuant to either a current effective registration statement under the 1933 Act or an exemption from registration requirements under the Act, and were issued in accordance with any applicable Federal and state securities laws.

(h)

Except as described in the Subscription Documents and/or the Company’s SEC Filings, the Company has no subsidiaries and does not own any equity interest and has not made any loans or advances to or guarantees of indebtedness to any person, corporation, partnership or other entity.  The conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States, or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Subscription Documents and/or the Company’s SEC Filings and except as such regulation is applicable to US public companies and commercial enterprises generally.  The Company has obtained all material licenses, permits and other governmental authorizations necessary to conduct its business as presently conducted.  The Company has not received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, would have a Company Material Adverse Effect, and the Company knows of no facts or set of circumstances which could give rise to such a notice.

(i)

Except as described in the Subscription Documents and/or the Company’s SEC Filings, no default by the Company or, to the knowledge of the Company, any other party, exists in the due performance under any material agreement to which the Company is a party or to which any of its assets is subject (collectively, the “Company Agreements”).  The Company Agreements, if any, disclosed in the Subscription Documents and/or the Company’s SEC Filings are the only material agreements to which the Company is bound or by which its assets are subject, are accurately described in the Subscription Documents and/or the Company’s SEC Filings and are in full force and effect in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(j)

Subsequent to the respective dates as of which information is given in the Subscription Documents, the Company has operated its business in the ordinary course and, except as may otherwise be set forth in the Subscription Documents or the Company’s SEC Filings, there has been no: (i) Company Material Adverse Effect; (ii) material transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities other than pursuant to equity incentive plans approved by its Board of Directors; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any material asset or property of the Company; or (v) agreement to permit any of the foregoing.

(k)

Except as set forth in the Subscription Documents and/or the Company’s SEC Filings, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of the Company, threatened, against the Company, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to the Company or such officer or director, could reasonably be expected to have a Company Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Company Transaction Documents (as defined in this Agreement) or the enforceability hereof.

(l)

The Company is not: (i) in violation of its Articles of Incorporation or By-Laws; (ii) in default of any contract, indenture, mortgage, deed of trust, note, loan agreement, security agreement, lease, alliance agreement, joint venture agreement or other agreement, license, permit, consent, approval or instrument to which the Company is a party or by which it is or may be bound or to which any of its assets may be subject, the default of which could reasonably be expected to have a Company Material Adverse Effect; (iii) in violation of any statute, rule or regulation applicable to the Company, the violation of which would have a Company Material Adverse Effect; or (iv) in violation of any judgment, decree or order of any court or governmental body having jurisdiction over the Company and specifically naming the Company, which violation or violations individually, or in the aggregate, could reasonably be expected to have a Company Material Adverse Effect.

(m)

Except as disclosed in the Subscription Documents and/or the Company’s SEC Filings, as of the date of this Agreement, no current or former stockholder, director, officer or employee of the Company, nor, to the knowledge of the Company, any affiliate of any such person is presently, directly or indirectly through his/her affiliation with any other person or entity, a party to any loan from the Company or any other transaction (other than as an employee) with the Company providing for the furnishing of services by, or rental of any personal property from, or otherwise requiring cash payments to any such person.

(n)

The Company is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering other than to the Placement Agent under this Agreement, and hereby agrees to indemnify the Placement Agent from any such claim made by any other person as more fully set forth in Section 8 hereof.  The Company has not offered for sale or solicited offers to purchase the Units except for negotiations with the designated Placement Agent(s).  Except as set forth in the Subscription Documents, no other person has any right to participate in any offer, sale or distribution of the Company’s securities to which the Placement Agent’s rights, described herein, shall apply.

(o)

Until the earlier of (i) the Termination Date or (ii) the Final Closing (as hereinafter defined), the Company will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior written consent, which consent will not unreasonably be withheld or delayed.

(p)

No representation or warranty contained in Section 2A of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading in the context of such representations and warranties.  The Placement Agent shall be entitled to rely on such representations and warranties.

(q)

No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance or the consummation of the transactions contemplated herein or in the other Company Transaction Documents, except for required filings with the SEC and the applicable state securities commissions relating specifically to the Offering (all of which filings will be duly made by, or on behalf of, the Company),and those which are required to be made after the First Closing (all of which will be duly made on a timely basis).

(r)

The Company acknowledges that Adam S. Gottbetter is the owner of Gottbetter Capital Group, Inc., Gottbetter & Partners, LLP, Gottbetter Capital Markets, LLC and Bretton James, Inc.  Affiliates of Mr. Gottbetter, including, but not necessarily limited to, Bretton James, Inc., own shares of the Company.  Gottbetter & Partners, LLP is counsel to the Company and has represented the Company in the proposed transaction and will continue to represent the Company with respect to other transactions and SEC work for which it will receive legal fees in accordance with an executed retainer agreement.  Gottbetter Capital Markets, LLC is a placement agent for the private placement offering in the proposed transaction for which it may receive placement agent fees in accordance with this Agreement.

(s)

Neither the sale of the Units by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, nor any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.  Without limiting the foregoing, the Company is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person.  The Company and its subsidiaries, if any, are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

2B.

Representations, Warranties and Covenants of Placement Agent.  The Placement Agent hereby represents and warrants to the Company that the following representations and warranties are true and correct as of the date of this Agreement:

(a)

The Placement Agent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

(b)

This Agreement has been duly authorized, executed and delivered by the Placement Agent, and upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Placement Agent enforceable against it in accordance with its terms, except as may be limited by principles of public policy and, as to enforceability, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor’s rights from time to time in effect and subject to general equity principles.

(c)

The Placement Agent is a member of FINRA and is registered as a broker-dealer under the Exchange Act (as defined below), and under the securities acts of each state into which it is making offers or sales of the Units.  None of the Placement Agent or its affiliates, or any person acting on behalf of the foregoing (other than the Company, its or their affiliates or any person acting on its or their behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D, Rule 903 of Regulation S or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it.  The Placement Agent will conduct the Offering in compliance with all applicable securities laws.

(d)

None of the Placement Agent or its affiliates, or any person acting on behalf of the foregoing, has engaged or will engage in any Directed Selling Efforts (as such term is defined in Regulation S).

(e)

Any offer or solicitation of an offer to buy Units made by the Placement Agent or its affiliates, or any person acting on behalf of the foregoing, in reliance on Rule 903 of Regulation S and in reliance upon similar exemptions from registration available under applicable state securities laws, will be made outside of the United States exclusively to persons or entities that are, and will be at the time of the delivery of the Units, not a U.S. Person (as such term is defined in Regulation S) and were, and are at the time of the delivery of the Units, not acting for the account or benefit of a person in the United States or a U.S. Person.

(f)

Adam S. Gottbetter is the owner of Gottbetter Capital Group, Inc., Gottbetter & Partners, LLP, Gottbetter Capital Markets, LLC and Bretton James, Inc.  Affiliates of Mr. Gottbetter, including, but not necessarily limited to, Bretton James, Inc., own shares of the Company.  Gottbetter & Partners, LLP is counsel to the company and has represented the company in the proposed transaction and will continue to represent the Company with respect to other transactions and SEC work for which it will receive legal fees in accordance with an executed retainer agreement.  Gottbetter Capital Markets, LLC is a placement agent for the private placement offering in the proposed transaction for which it may receive placement agent fees in accordance with an executed placement agent agreement.

3.

Placement Agent Compensation.

(a)

In connection with the Offering, the Company will pay a cash fee (the “Broker Cash Fee”) to the Placement Agent at each Closing equal to Ten Percent (10%) of each Closing’s gross sales price of the securities purchased by those Investor(s) directly introduced to the Company by Markets (“Markets Clients”).  Additionally, the Company will deliver to the Placement Agent warrants exercisable for a period of five (5) years from the Closing Date, to purchase a number of shares of Common Stock equaling Ten Percent (10%) of the number of shares of Common Stock sold to the Markets Clients with an exercise price per share of $0.50 (“Broker Warrants) (“Broker Cash Fee” and “Broker Warrants” are sometimes referred to collectively as “Brokers’ Fees”). The Broker Warrants shall have weighted average anti-dilution protection to the same extent as the Investor Warrants. The Placement Agent will receive Fifty Percent (50%) of the Broker Cash Fee and Broker Warrants for any investors introduced to the Company by FireRock Capital, Inc.  The Placement Agent will not receive any Brokers’ Fees for any investors who are pre-Offering shareholders of Symbid or investors who were introduced by Symbid to the Company. The Broker Warrants issued as compensation to the Placement Agent will be issued as per the instructions of the Placement Agent.

(b)

The Company shall also pay to the Placement Agent a Broker’s Fee if any person or entity contacted by the Placement Agent in connection with the Offering, which person had not been introduced to the Company prior to or during the Offering by someone other than the Placement Agent, who invests in the Company at any time prior to the date that is twelve (12) months after the Termination Date or the Final Closing, whichever is applicable, regardless of whether such Post-Closing Investor purchased Units in the Offering. The payment of the Brokers’ Fee shall be a condition to any Closing for funds invested by the Post-Closing Investors.  Any such broker’s fee payable pursuant to this Section 3(b) will be based on the fee structure in place for broker-dealers participating in the applicable offering.  In the event there are no participating broker-dealers, the broker’s fee payable pursuant to this Section 3(b) will be based on a fee arrangement negotiated between Placement Agent and the Company, but in any case, no less than the Brokers’ Fees provided for herein.

(c)

To the extent there is more than one Closing, payment of the proportional amount of the Brokers’ Fees will be made out of the proceeds of subscriptions for the Units sold at each Closing.

4.

Subscription and Closing Procedures.

(a)

The Company shall cause to be delivered to the Placement Agent copies of the Subscription Documents and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby authorizes the Placement Agent and its agents and employees to use the Subscription Documents in connection with the sale of the Units until the earlier of (i) the Termination Date or (ii) the Final Closing, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Subscription Documents or to use any offering materials other than those contained in the Subscription Documents in connection with the sale of the Units, unless the Company first provides the Placement Agent with notification of such information, representations or offering materials.

(b)

The Company shall make available to the Placement Agent and its representatives such information, including, but not limited to, financial information, and other information regarding the Company (the “Information”), as may be reasonably requested in making a reasonable investigation of the Company and its affairs.  The Company shall provide access to the officers, directors, employees, independent accountants, legal counsel and other advisors and consultants of the Company as shall be reasonably requested by the Placement Agent.  The Company recognizes and agrees that the Placement Agent (i) will use and rely primarily on the Information and generally available information from recognized public sources in performing the services contemplated by this Agreement without independently verifying the Information or such other information, (ii) does not assume responsibility for the accuracy of the Information or such other information, and (iii) will not make an appraisal of any assets or liabilities owned or controlled by the Company or its market competitors.

(c)

Each prospective purchaser will be required to complete and execute the Subscription Documents, Anti-Money Laundering Form, Accredited Investor Certification and other documents (the “Subscription Documents”) which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 12 hereof.

(d)

Simultaneously with the delivery to the Placement Agent of the Subscription Documents, the subscriber’s check or other good funds will be forwarded directly by the subscriber to the escrow agent and deposited into a non interest bearing escrow account (the “Escrow Account”) established for such purpose (the “Escrow Agent”).  All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of an escrow agreement among the Company, the Placement Agent and the Escrow Agent.  The Company will pay all fees related to the establishment and maintenance of the Escrow Account. Subject to the receipt of subscriptions for the amount for Closing, the Company will either accept or reject, for any or no reason, the Subscription Documents in a timely fashion and at each Closing will countersign the Subscription Documents and provide duplicate copies of such documents to the Placement Agent for distribution to the subscribers.  The Company will give notice to the Placement Agent of its acceptance of each subscription.  The Company, or the Placement Agent on the Company’s behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(e)

If subscriptions for at least the Minimum Amount for Closing have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to Units sold (the “First Closing”).  Thereafter, the remaining Units will continue to be offered and sold until the Termination Date.  Additional closings (“Closings”) may from time to time be conducted at times mutually agreed to between the Placement Agent and the Company with respect to additional Units sold, with the final closing (“Final Closing”) to occur within 10 days after the earlier of the Termination Date and the date on which the Maximum Amount has been subscribed for.  Delivery of payment for the accepted subscriptions for Units from the funds held in the Escrow Account will be made at each Closing at the Placement Agent’s offices against delivery of the Units by the Company at the address set forth in Section 12 hereof (or at such other place as may be mutually agreed upon between the Company and the Placement Agent), net of amounts due to the Placement Agent and its Blue Sky counsel as of such Closing.  Executed certificates for the shares of Common Stock and Investor Warrants constituting the Units and the Brokers’ Warrants will be in such authorized denominations and registered in such names as the Placement Agent may request on or before the date of each Closing (“Closing Date”).  The certificates will be forwarded to the subscriber directly by the transfer agent or the Company’s designated agent at each Closing.  The Company will issue the certificates for the Common Stock comprising the Units, Investor Warrants and Brokers’ Warrants within twenty (20) days of each Closing.

(f)

If Subscription Documents for the Minimum Amount for Closing have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5.

Further Covenants.

The Company hereby covenants and agrees that:

(a)

Except upon prior written notice to the Placement Agent, the Company shall not, at any time prior to the Final Closing, knowingly take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date (except to the extent any representation or warranty relates to an earlier date).

(b)

If, at any time prior to the Final Closing, any event shall occur that causes a Company Material Adverse Effect which as a result it becomes necessary to amend or supplement the Subscription Documents so that the representations and warranties herein remain true and correct in all material respects, or in case it shall be necessary to amend or supplement the Subscription Documents to comply with Regulation D or any other applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request.  The Company will not at any time before the Final Closing prepare or use any amendment or supplement to the Subscription Documents of which the Placement Agent will not previously have been advised and furnished with a copy, or which is not in compliance in all material respects with the Act and other applicable securities laws.  As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Subscription Documents, or the suspension of any exemption for such qualification or registration thereof for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use their best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)

The Company shall comply with the Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which Placement Agent’s Blue Sky counsel has advised the Placement Agent and/or the Company that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file or cause to be filed with the SEC, and shall promptly thereafter forward or cause to be forwarded to the Placement Agent, any and all reports on Form D as are required.  The Company will pay the attorney’s fee and out of pocket expenses related to the filings for registrations of sale or exemption from such qualifications with any state securities commissions and any other regulatory agencies.  Such fees will be paid at the time of invoicing, or at the time of Closing, if known, and if not yet invoiced, funds will remain in escrow to cover the estimated invoice. The Company will pay the invoice or authorize release of the funds from escrow within five (5) days of receipt of invoice.

(d)

The Company shall use best efforts to qualify the Units for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by the Company and the Placement Agent, and the Company will make or cause to be made such applications and furnish information as may be required for such purposes, provided that the Company will not be required to qualify as a foreign corporation in any jurisdiction or execute a general consent to service of process.  The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering.

(e)

The Company shall place a legend on the certificates representing the shares of the Common Stock comprising the Units, the Investor Warrants and the Broker Warrants that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f)

The Company shall apply the net proceeds from the sale of the Units for the purposes set forth in the Subscription Documents.  Except as set forth in the Subscription Documents, the Company shall not use any of the net proceeds of the Offering to repay indebtedness to officers (other than accrued salaries incurred in the ordinary course of business), directors or stockholders of the Company without the prior written consent of the Placement Agent.

(g)

During the Offering Period, the Company shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of the Company concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Subscription Documents to the extent the Company possesses such information or can acquire it without unreasonable expense.

(h)

Except with the prior written consent of the Placement Agent, the Company shall not, at any time prior to the earlier of the Final Closing or the Termination Date, except as contemplated by the Subscription Documents (i) engage in or commit to engage in any transaction outside the ordinary course of business as described in the Subscription Documents, (ii) issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities, (iii) incur, outside the ordinary course of business, any material indebtedness, (iv) dispose of any material assets, (v) make any material acquisition or (vi) change its business or operations in any material respect.

(i)

The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Common Stock, the Investor Warrants and the Broker Warrants and will also pay for the Company’s expenses for accounting fees, legal fees, printing costs, and other costs involved with the Offering. The Company will provide at its own expense such quantities of the Subscription Documents and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. The Company will pay at its own expense in connection with the creation, authorization, issuance, transfer and delivery of the Units, including, without limitation, fees and expenses of any transfer agent or registrar; the fees and expenses of the Escrow Agent; all fees and expenses of legal, accounting and other advisers to the Company; the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions, payable within five (5) days of being invoiced; and at  the First Closing, or, if there is no Closing, within ten (10) days after written request therefore following the Termination Date, legal fees and expenses of the Placement Agent’s counsel, which fees and expenses shall not exceed $25,000 in the aggregate without the prior written approval of the Company and provided that such limitation shall in no way affect the obligations of the Company with respect to indemnification and contribution as set forth in Sections 8 and 9 herein. Notwithstanding the foregoing, in the event the Offering is terminated prior to the closing on at least the minimum offering amount ($2,500,000 USD) due solely to a failure to perform by the Placement Agent, the Company shall not be obligated to pay the legal fees and expenses of Placement Agent’s counsel.

6.

Conditions of Placement Agent’s Obligations.

The obligations of the Placement Agent hereunder to affect a Closing are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a)

Each of the representations and warranties made by the Company qualified as to materiality shall be true and correct on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties made by the Company not qualified as to materiality shall be true and correct in all material respects on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b)

The Company shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed, and complied with by it at or before the Closing.

(c)

The Subscription Documents do not, and as of the date of any amendment or supplement thereto will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)

No order suspending the use of the Subscription Documents or enjoining the Offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company’s knowledge, be contemplated or threatened.

(e)

No holder of any of the Units from the Offering will be subject to personal liability solely by reason of being such a holder, and except as described in the Subscription Documents, none of the Company’s shares of Common Stock comprising the Units, the Investor Warrants and the Broker Warrants will be subject to preemptive or similar rights of any stockholder or security holder of the Company, or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, membership units, options, warrants or other rights to acquire any securities of the Company.

(f)

There shall have been no material adverse change nor development involving a prospective change in the financial condition, operations or projects of the Company, except where such change would not have a Company Material Adverse Effect on the business activities, financial or otherwise, results of operations or prospects of the Company, taken individually or in the aggregate.

(g)

The Placement Agent shall have received a certificate of the Chief Executive Officer of the Company, dated as of the Closing Date, certifying, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c), (d), (e) and (f) above.

(h)

The Company shall have delivered to the Placement Agent: (i) a good standing certificate dated as of a date within 10 days prior to the Closing Date from the secretary of state of its jurisdiction of incorporation and (ii) resolutions of the Company’s Board of Directors approving this Agreement and the transactions and agreements contemplated by this Agreement, and the Subscription Documents, all as certified by the Chief Executive Officer of the Company.

(i)

At each Closing, the Company shall pay and/or issue to the Placement Agent the Brokers’ Fees earned in such Closing.

(j)

All proceedings taken at or prior to the Closing in connection with the authorization, issuance and sale of the Common Stock, the Investor Warrants and the Broker Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as it may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

7.

Conditions of the Company’s Obligations.  The obligations of the Company hereunder are subject to the satisfaction of each of the following conditions:

(a)

The satisfaction or waiver of all conditions to closing as set forth herein.

(b)

As of each Closing, each of the representations and warranties made by Placement Agent herein being true and correct as of the Closing Date for such Closing.

(c)

At each Closing, the Company shall have received the proceeds from the sale of the Units that are part of such Closing less applicable Broker Fees.

7A.

Mutual Condition. The obligations of the Placement Agent and the Company hereunder are subject to the execution by each investor of a Subscription Agreement in form and substance acceptable to the Placement Agent and the Company and deposit by such investor with the escrow agent of all funds required to be so deposited by such investor.

8.

Indemnification.

(a)

The Company will: (i) indemnify and hold harmless the Placement Agent, its agents and their respective officers, directors, employees, selected dealers and each person, if any, who controls the Placement Agent within the meaning of the Act and such agents (each an “Indemnitee” or a “Placement Agent Party”) against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), severally (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject (a) under the Act or otherwise, in connection with the offer and sale of the Units and (b) as a result of the breach of any representation, warranty or covenant made by the Company herein, regardless of whether such losses, claims, damages, liabilities or expenses shall result from any claim by any Indemnitee or by any third party; and  (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, the Company will not be liable in any such case to the extent that any such claim, damage or liability is to have resulted from (A) an untrue statement or alleged untrue statement of a material fact made in the Subscription Documents, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made solely in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the Subscription Documents or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by the Company or any of their respective affiliates or (C) due to the intentional or negligent misrepresentation and / or malfeasance of the Placement Agent.  In addition to the foregoing agreement to indemnify and reimburse, the Company will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering as a result of the Company obligating itself or any Indemnitee to pay such a fee, other than fees due to the Placement Agent, its dealers, sub-agents or finders.  The foregoing indemnity agreements will be in addition to any liability the Company may otherwise have.

(b)

The Placement Agent will indemnify and hold harmless the Company, its subsidiaries, and their respective officers, directors, and each person, if any, who controls such entity within the meaning of the Act (collectively, the “Company Indemnitees”) against, and pay or reimburse any such person for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of the Company or any such person who controls the Company within the meaning of the Act or by any third party, but only to the extent that such losses, claims, damages or liabilities are based upon any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by the Company or any of their respective affiliates, any untrue statement or alleged untrue statement of any material fact contained in the Subscription Documents made in reliance upon and in conformity with information contained in the Subscription Documents relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case, if made or omitted in reliance upon and in conformity with written information furnished to the Company by the Placement Agent, specifically for use in the preparation thereof or due to the intentional or negligent misrepresentation and / or malfeasance of the Placement Agent.  The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies.  In addition to the foregoing agreement to indemnify and reimburse, the Placement Agent will indemnify and hold harmless each Company Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals) to which any Company Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Company Indemnitee in connection with the Offering as a result of the Placement Agent obligating itself or any Company Indemnitee to pay such a fee.  The foregoing indemnity agreements are in addition to any liability which the Placement Agent may otherwise have.

(c)

Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 8 unless the indemnifying party has been substantially prejudiced by such omission.  The indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party.  The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it that are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party.  No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party, and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

9.

Contribution.

To provide for just and equitable contribution, if: (i) an indemnified party makes a claim for indemnification pursuant to Section 8 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total Brokers’ Fees received by the Placement Agent.  The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission.  The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 9.  No person guilty of a fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this Section 9, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9.  Anything in this Section 9 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent.  This Section 9 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

10.

Termination.

(a)

The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that: (i) any of the representations, warranties or covenants of the Company contained herein or in the Subscription Documents shall prove to have been false or misleading in any material respect when actually made; (ii) the Company shall have failed to perform any of its material obligations hereunder or under any other Company Transaction Document or any other transaction document; (iii) there shall occur any event, within the control of the Company that is reasonably likely to materially and adversely affect the transactions contemplated hereunder or the ability of the Company to perform hereunder; or (iv) the Placement Agent determines that it is reasonably likely that any of the conditions to Closing to be fulfilled by the Company set forth herein will not, or cannot, be satisfied.

(b)

The Offering may be terminated by the Company at any time prior to the expiration of the Offering Period (i) in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder, or (ii) on account of the Placement Agent’s fraud, illegal or willful misconduct or gross negligence or (iii) a material breach of this Agreement by the Placement Agent.  In the event of any such termination by the Company, the Placement Agent shall not be entitled to any amounts whatsoever except (i) as may be due under any indemnity or contribution obligation provided herein or in any other Company Transaction Document, at law or otherwise and (ii) it shall retain any Brokers’ Fees received for Closings that occurred prior to the Termination Date.

(c)

This Offering may be terminated upon mutual agreement of the Company and the Placement Agent at any time prior to the expiration of the Offering Period.

(d)

Except as otherwise provided above, before any termination by the Placement Agent under Section 10(a) or by the Company under Section 10(b) shall become effective, the terminating party shall give ten (10) day prior written notice to the other party of its intention to terminate the Offering (the “Termination Notice”).  The Termination Notice shall specify the grounds for the proposed termination. If the specified grounds for termination, or their resulting adverse effect on the transactions contemplated hereby, are curable, then the other party shall have five (5) days from the Termination Notice within which to remove such grounds or to eliminate all of their material adverse effects on the transactions contemplated hereby; otherwise, the Offering shall terminate.

(e)

Upon any termination pursuant to this Section 10, the Placement Agent and the Company will instruct the Escrow Agent to cause all monies received with respect to the subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty or deduction.

11.

Survival.

(a)

The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.  In addition, the provisions of Sections 3, and 8 through 17 shall survive the sale of the Units or any termination of the Offering hereunder.

(b)

The respective indemnities, covenants, representations, warranties and other statements of the Company and the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by the Company or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units or any termination of the Offering hereunder.  Notwithstanding the foregoing, if either party effects a Closing with knowledge that one or more of the other party’s representations and warranties has become untrue or inaccurate in any material respect or that such other party has failed  to comply or satisfy in any material respect a covenant, condition or agreement of it or them, the party so effecting the Closing shall be deemed to have waived any claim based on the breach of such inaccurate representation and warranty or the failure to have complied with the specific covenant or condition.

12.

Notices.

All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, sent by overnight courier or telefaxed and confirmed to Gottbetter Capital Markets, LLC  488 Madison Avenue, 12th Floor, New York, New York 10022, Attention: Mr. Julio A. Marquez, President, telefax number (212) 400-6999, with a copy to: Law Offices of Barbara J. Glenns, Esq. 30 Waterside Plaza, Suite 25G, New York, New York 10010, Attn: Barbara J. Glenns, Esq., telefax number (212) 689-6578, if sent to Hapykidz Com Inc. will be mailed, sent by overnight courier, or certified mail, return receipt requested and confirmed to 50 Brompton Road, Apt 1X, Great Neck, NY 11021 Attn:  Noah Levinson, CEO, with a copy to: Gottbetter & Partners, LLP  488 Madison Avenue, 12th Floor, New York, NY 10022  telefax: 212-400-6901 Attn:  Scott Rapfogel, Esq.

13.

Governing Law, Jurisdiction.

This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York without regard to principles of conflicts of law thereof.

THE PARTIES HERETO AGREE TO SUBMIT ALL CONTROVERSIES TO THE EXCLUSIVE JURISDICTION OF FINRA ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTAND THAT (A) ARBITRATION IS FINAL AND BINDING ON THE PARTIES, (B) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL, (C) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS, (D) THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY’S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULES BY ARBITRATORS IS STRICTLY LIMITED, (E) THE PANEL OF THE FINANCIAL INDUSTRY REGULATORY AUTHORITY, INC. (“FINRA”) ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY, AND (F) ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO FINRA. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED.  THE PARTIES AGREE THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.  THE PREVAILING PARTY, AS DETERMINED BY SUCH ARBITRATORS, IN A LEGAL PROCEEDING SHALL BE ENTITLED TO COLLECT ANY COSTS, DISBURSEMENTS AND REASONABLE ATTORNEY’S FEES FROM THE OTHER PARTY.  PRIOR TO FILING AN ARBITRATION, THE PARTIES HEREBY AGREE THAT THEY WILL ATTEMPT TO RESOLVE THEIR DIFFERENCES FIRST BY SUBMITTING THE MATTER FOR RESOLUTION TO A MEDIATOR, ACCEPTABLE TO ALL PARTIES, AND WHOSE EXPENSES WILL BE BORNE EQUALLY BY ALL PARTIES.  THE MEDIATION WILL BE HELD IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, ON AN EXPEDITED BASIS.  IF THE PARTIES CANNOT SUCCESSFULLY RESOLVE THEIR DIFFERENCES THROUGH MEDIATION, THE MATTER WILL BE RESOLVED BY ARBITRATION.  THE ARBITRATION SHALL TAKE PLACE IN THE COUNTY OF NEW YORK, THE STATE OF NEW YORK, ON AN EXPEDITED BASIS.

14.

Miscellaneous.

A.

No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith.  Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder.  Either party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby.  No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. Neither party may assign its rights or obligations under this Agreement to any other person or entity without the prior written consent of the other party.

B.

Each party shall, without payment of any additional consideration by any other party, at any time on or after the date of any Closings, take such further action and execute such other and further documents and instruments as the other party may reasonably request in order to provide the other party with the benefits of this Agreement.

C.

The Parties to this Agreement each hereby confirm that they will cooperate with each other to the extent that it may become necessary to enter into any revisions or amendments to this Agreement, in the future to conform to any federal or state regulations as long as such revisions or amendments do not materially alter the obligations or benefits of either party under this Agreement.

15.

Entire Agreement; Severability.

This Agreement together with any other agreement referred to herein supersedes all prior understandings and written or oral agreements between the parties with respect to the Offering and the subject matter hereof. If any portion of this Agreement shall be held invalid or unenforceable, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and enforceable and (ii) effect shall be given to the intent manifested by the portion held invalid or unenforceable.

16.

Counterparts.

This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or in pdf format shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or in pdf format shall be deemed to be their original signatures for all purposes.

17.

Confidentiality.

(a)

The Placement Agent will maintain the confidentiality of the Information and, unless and until such information shall have been made publicly available by the Company or by others without breach of a confidentiality agreement, shall disclose the Information only as authorized by the Company or as required by law or by order of a governmental authority or court of competent jurisdiction.  In the event the Placement Agent is legally required to make disclosure of any of the Information, the Placement Agent will give prompt notice to the Company prior to such disclosure, to the extent the Placement Agent can practically do so.

(b)

The foregoing paragraph shall not apply to information that:

(i)

at the time of disclosure by the Company, is or thereafter becomes, generally available to the public or within the industries in which the Company conducts business, other than as a result of a breach by the Placement Agent of its obligations under this Agreement;

(ii)

prior to or at the time of disclosure by the Company, was already in the possession of, the Placement Agent or any of its affiliates, or could have been developed by them from information then lawfully in their possession, by the application of other information or techniques in their possession, generally available to the public; at the time of disclosure by the Company thereafter, is obtained by the Placement Agent or any of its affiliates from a third party who the Placement Agent reasonably believes to be in possession of the information not in violation of any contractual, legal or fiduciary obligation to the Company with respect to that information; or is independently developed by the Placement Agent or its affiliates.

The exclusions set forth in sub-section (b) above shall not apply to pro forma financial information of Symbid or the Company, which pro forma Information shall in all events be subject to sub-section (a) above.

(c)

Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with entities other than the Company, notwithstanding that such entities may be engaged in a business which is similar to or competitive with the business of the Company, and notwithstanding that such entities may have actual or potential operations, products, services, plans, ideas, customers or supplies similar or identical to the Company’s, or may have been identified by the Company as potential merger or acquisition targets or potential candidates for some other business combination, cooperation or relationship.  The Company expressly acknowledges and agrees that they do not claim any proprietary interest in the identity of any other entity in its industry or otherwise, and that the identity of any such entity is not confidential information.

[Signatures on following page.]

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly sign and return this Agreement, whereupon it will become a binding agreement as provided herein, between the Company and the Placement Agent in accordance with its terms.

SYMBID CORP.

By: /s/ Noah Levinson

Name:  Noah Levinson

Title:  Chief Executive Officer

Address:

50 Brompton Road, Apt 1X

Great Neck, NY 11021

Tel:  (917) 398-0320

Accepted and agreed to as of

9th day of September, 2013:

GOTTBETTER CAPITAL MARKETS, LLC

By: /s/ Julio A. Marquez

Name:  Julio A. Marquez

Title:  President